Exhibit 10.1

HCR Clearside SPV, LLC

Healthcare Royalty Partners IV, L.P.

300 Atlantic Street, Suite 600

Stamford, CT 06901

December 22, 2023

Clearside Royalty LLC

c/o Clearside Biomedical, Inc.

900 North Point Parkway, Suite 200

Alpharetta, GA 30005

Attn: George Lasezkay

Re: Purchase and Sale Agreement

Gentlemen:

Reference is hereby made to (i) that certain Purchase and Sale Agreement, dated as of August 8, 2022 (as amended to date, the “Purchase Agreement”), by and among Clearside Royalty LLC, a Delaware limited liability company (“Seller”), Healthcare Royalty Partners IV, L.P. a Delaware limited partnership (“Purchaser”), and HCR Clearside SPV, LLC (as assignee of HCR Collateral Management, LLC) (“Agent”, and together with Seller and Purchaser, each a “Party”, and collectively, the “Parties”) and (ii) that certain Escrow Agreement, dated as of August 8, 2022 (as amended to date, the “Escrow Agreement”) by and among Seller, Agent and U.S. Bank National Association (“Escrow Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

This letter agreement (this “Letter Agreement”) is being entered into by and among Purchaser, Seller and Agent to confirm the agreement among the Parties as to certain matters relating to the Purchase Agreement and the Escrow Agreement.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

1.
First Milestone Payment.
(a)
Notwithstanding anything to the contrary in the Purchase Agreement, Seller desires to, and hereby does, waive any and all rights as to the First Milestone Payment. Purchaser and Agent hereby acknowledge and accept such waiver.
(b)
In furtherance of the foregoing, and notwithstanding anything to the contrary in Section 2.2(b) and 2.2(d) of the Purchase Agreement or Section 4 of the Escrow Agreement, the Parties agree to deliver a joint written instruction within two (2) Business Days of the date of this Letter Agreement to the Escrow Agent, which joint written instruction shall direct that the First Milestone Payment be released to Purchaser (the “Release Instruction”).
(c)
In connection with the Release Instruction, the Parties agree to terminate the Escrow Agreement upon release of the First Milestone Payment to Purchaser.

2.
Miscellaneous.
(a)
Each Party represents and warrants to the other Parties hereto that this Letter Agreement has been duly and validly executed and delivered by such Party and constitutes the valid and legally binding obligation of such Party, enforceable in accordance with its terms, subject to customary enforceability exceptions.
(b)
This Letter Agreement shall be binding upon and inure to the benefit of the Parties hereto, their heirs, personal representatives, successors and permitted assigns.
(c)
This Letter Agreement and the Purchase Agreement contain the entire agreement of the Parties with respect to the subject matter hereof, and may not be amended or modified except by an instrument executed in writing by all of the Parties hereto.
(d)
In the event that any provision of this Letter Agreement is determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Letter Agreement will otherwise remain in full force and effect and enforceable.
(e)
Section 11.13 (Notices), Section 11.4 (Successors and Assigns), Section 11.7 (Governing Law), Section 11.8 (Waiver of Jury Trial) and Section 11.10 (Counterparts) and of the Purchase Agreement are incorporated by reference herein.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

sINCERELY,

HEALTHCARE ROYALTY PARTNERS IV, L.P.

By: HealthCare Royalty GP IV, LLC, its general partner

By: /s/ Clarke Brannen Futch

Name: Clarke B. Futch

Title: Managing Partner

HCR CLEARSIDE SPV, LLC

By: /s/ Clarke Brannen Futch

Name: Clarke B. Futch

Title: Managing Partner

Accepted and agreed to as of the

first date above written:

CLEARSIDE ROYALTY LLC By: /s/ George Lasezkay Name: George Lasezkay Title: Chief Executive Officer

[Signature Page to Letter Agreement]